UNITED STATES SECURITIES AND EXCHANGE COMMISSION

  WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT UNDER SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 13, 2014

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-31305	98-0607469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Shinfield Park, Reading, Berkshire RG2 9FW, United Kingdom

(Address of Principal Executive Offices)

+44 118 913 1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 13, 2014, Foster Wheeler AG ("Foster Wheeler") issued a press release announcing that it has provisionally agreed with AMEC plc non-binding outline terms concerning a possible business combination of Foster Wheeler and such party. Foster Wheeler and AMEC plc are currently in discussions regarding this proposal and have agreed to a period during which Foster Wheeler will be restricted from soliciting alternative proposals which will expire on February 22, 2014.

Attached hereto as Exhibit 99.1 and incorporated by reference is the press release referred to above, which contains additional information concerning the matters discussed above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Foster Wheeler AG, dated January 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

	By:	/s/ Michelle K. Davies
DATE: January 13, 2014		Michelle K. Davies Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Foster Wheeler AG, dated January 13, 2014